                                     [U.S.
                                   GOVERNMENT
                               INCOME FUND LOGO]

                                   [PHOTO]

         From Our Family to Yours: The Intelligent Creation of Wealth.






                               SEMI ANNUAL REPORT

                     (Unaudited) and Investment Performance
                     Review for the Six Month Period Ended
                                 April 30, 1999


                                [HERITAGE LOGO]
                                ---------------
                                U.S. GOVERNMENT
                                INCOME FUND(TM)
                                ---------------



[HERITAGE LOGO and ADDRESS]

HERITAGE FAMILY OF FUNDS (TM)
From Our Family to Yours:
The Intelligent Creation of Wealth.

HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market
HERITAGE BOND FUNDS
High Yield
Intermediate Government
HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Eagle International
Growth Equity
Income-Growth
Mid Cap
Small Cap
Value Equity
This report is for the information of shareholders of Heritage U.S. Government Income Fund. New York Stock Exchange Symbol: HGA. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
5M 4/99 (Recycle Logo) Printed on recycled paper
AR5314-HG

                                                                   June 17, 1999

Dear Fellow Shareholders:

     It is our pleasure to provide you with the semiannual report for Heritage U.S. Government Income Fund (the "Fund") for the six month period ended April 30, 1999.

     Over this period, the Fund produced a total return of 10.43% based on market value and 20.91% on net asset value ("NAV"). By comparison, the Lehman Government/Corporate Index returned 20.12% and the Lehman Intermediate Government/Corporate Index returned 10.51%. For the last twelve months, the Fund returned 24.29% on a market value and 15.67% on NAV basis. This compares to the return of 16.28% on the Lehman Government/Corporate Index and 16.37% on the Lehman Intermediate Government/Corporate Index.

MARKET COMMENTARY

     The six month period was characterized by rising interest rates and a steepening yield curve. The following table shows the changes along the yield curve and the total returns of these Treasury benchmarks according to Lehman
Brothers:

                                            10/31/99    04/30/99    CHANGE   TOTAL RETURN
                                            --------    --------    ------   ------------
3 mo......................................   4.323%      4.530%      0.207%      2.220%
6 mo......................................   4.349%      4.637%      0.288%      2.180%
1 yr......................................   4.176%      4.768%      0.592%      1.840%
2 yr......................................   4.107%      5.058%      0.951%      0.610%
5 yr......................................   4.233%      5.211%      0.978%     -2.050%
10 yr.....................................   4.603%      5.344%      0.741%     -3.510%
30 yr.....................................   5.150%      5.661%      0.511%     -6.605%

     Bond yields reached their cyclical lows, with the long term Treasury bond at 4.176% in early October of 1998 triggered by the flight to quality following the global economic crisis and the near failure of Long Term Capital Management. Between September 29, 1998 and November 17, 1998 the Federal Reserve eased monetary policy by reducing the Fed funds rate from 5.50% to 4.75% in three separate moves. The effect of the easings was, perhaps, counter-intuitive in that market interest rates began to rise following the Federal Reserve's actions.

     The easing of interest rates restored liquidity and confidence to both the domestic markets and the global markets. This increasing confidence of investors swiftly reversed the flight to quality as Treasury issues were sold and the proceeds invested in "spread" securities (those issues other than Treasuries, such as corporate bonds, high yield bonds, agency and mortgage securities), which had earlier been sold in favor of the stability of U.S. Treasury issues. Along with the Federal Reserve's actions, the International Monetary Fund provided liquidity to near-failing "emerging market" nations, restoring confidence in foreign debt instruments.

     Confidence also spread to the stock markets and the consumer sector and touched off a strong wave of consumption and economic growth. The fourth quarter 1998 Gross Domestic Product rose by 16.0% and the first quarter of 1999 preliminary GDP rose by 14.1%. This unexpected growth and continuing tight labor markets sparked inflation fears, which continue to persist.

     During the period, we maintained a high percentage in U.S. Treasury securities and a relatively low exposure to mortgage-related securities. This approach had benefited performance during the summer of 1998, but penalized results during the most recent semi-annual period. We had believed that an easing monetary policy would favor traditional Treasury securities, but this was not the case. In hindsight, the Fund would have benefitted from a higher allocation to mortgage-related securities.

     Even in light of the recent high levels of volatility, we continue to feel the bond market still offers excellent relative value as yields have moved sharply higher without a comparable rise in inflation.

     In the near term, we believe the bond market will continue to exhibit high levels of volatility until we see some signs of a softening economy. Strategically, we plan to remain at or slightly below market sensitivity until we see some evidence of a slowing in economic activity.

RECENT BOARD OF TRUSTEES ACTION

     In order to permanently eliminate the discount to net asset value at which shares of the Fund generally have traded, the Board of Trustees of the Fund, at its May 17, 1999 meeting, approved a combination of Heritage U.S. Government Income Fund into Heritage Income Trust - Intermediate Government Fund, an open-end mutual fund. This combination is subject to approval of a majority of the outstanding shares of the Fund's shareholders at a meeting tentatively scheduled for late September 1999. If approved, the combination would provide shareholders of the Fund with Class A shares of the Intermediate Government Fund on a NAV basis. These shares could then be held, redeemed or exchanged at NAV into any of the other Heritage open end funds. Following the combination, shares of the Fund would no longer trade and the Fund's operations would end. Shareholders of the Fund will receive further information on this proposal within the next few weeks.

     Thank you for your continued confidence in the Heritage U.S. Government Income Fund. We look forward to reporting to you again in the fall, either as new shareholders of the Intermediate Government Fund or, if the combination is not approved, as continuing shareholders of the Fund.

Sincerely,                                     Sincerely,
/s/ STEPHEN G. HILL                            /s/ H. PETER WALLACE
Stephen G. Hill                                H. Peter Wallace, CFA
President                                      Senior Vice President
                                               Heritage Asset Management, Inc.
                                               Portfolio Manager, Intermediate Government
                                               Fund

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

     PRINCIPAL                                                                      MATURITY     MARKET
       AMOUNT                                                                         DATE       VALUE
     ---------                                                                      --------  ------------
U.S. GOVERNMENT AND AGENCY SECURITIES--136.5%(A)
  U.S. TREASURIES--55.8%(A)
          $1,000,000  U.S. Treasury Notes, 4.5%...................................  09/30/00  $    992,500
           1,000,000  U.S. Treasury Notes, 5.375%.................................  02/15/01     1,005,313
           2,000,000  U.S. Treasury Notes, 5.0%...................................  02/28/01     1,997,500
           1,000,000  U.S. Treasury Notes, 5.625%.................................  05/15/01     1,010,313
           2,000,000  U.S. Treasury Notes, 5.5%...................................  02/28/03     2,016,250
           2,000,000  U.S. Treasury Notes, 5.375%.................................  06/30/03     2,007,500
           1,000,000  U.S. Treasury Notes, 5.25%..................................  08/15/03       998,750
           2,000,000  U.S. Treasury Notes, 4.25%..................................  11/15/03     1,920,000
           3,000,000  U.S. Treasury Notes, 4.75%..................................  02/15/04     2,940,000
           1,000,000  U.S. Treasury Notes, 5.5%...................................  02/15/08     1,006,563
           5,000,000  U.S. Treasury Notes, 4.75%..................................  11/15/08     4,775,000
                                                                                              ------------
                      Total U.S. Treasuries (cost $20,887,422)....................              20,669,689
                                                                                              ------------
  U.S. GOVERNMENT AGENCIES--80.7%(A)
   FEDERAL HOME LOAN MORTGAGE CORPORATION--36.0%
           3,000,000  REMIC, 1378-H, PAC, 10.0%(b)................................  01/15/21     3,187,500
          10,000,000  Gold TBA, 30 year Pass-Through, 7.0%(c).....................  05/01/29    10,143,750
                                                                                              ------------
                                                                                                13,331,250
                                                                                              ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION--14.0%
             119,795  REMIC, 1990-96 E, SEQ, 9.67%................................  01/25/17       120,506
           2,000,000  REMIC, 1992-65 K, PAC, 8.5%.................................  05/25/21     2,038,325
             980,787  Pool #394212, 30 year Pass-Through, 7.5%....................  07/01/27     1,008,987
           2,009,266  Pool #481635, 30 year Pass-Through, 6.5%....................  01/01/29     1,997,980
                                                                                              ------------
                                                                                                 5,165,798
                                                                                              ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--30.7%
           2,000,000  REMIC, 1996-16G, SEQ, 7.0%..................................  04/16/22     2,024,718
           3,275,332  Pool #415688, 30 year Pass-Through, 7.5%....................  11/15/25     3,380,447
             972,828  Pool #442741, 30 year Pass-Through, 7.5%....................  03/15/27     1,003,522
           5,000,000  TBA, 30 year Pass-Through, 6.5%(c)..........................  05/01/29     4,968,750
                                                                                              ------------
                                                                                                11,377,437
                                                                                              ------------
                      Total U.S. Government Agencies (cost $30,080,125)...........              29,874,485
                                                                                              ------------
                      Total U.S. Government and Agency Securities (cost
                      $50,967,547)................................................              50,544,174
                                                                                              ------------
REPURCHASE AGREEMENT--3.8%(A)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30,
1999 @ 4.78% to be repurchased at $1,397,556 on May 3, 1999, collateralized by
$935,000 United States Treasury Bonds, 10.625% due August 15, 2015, (market value
$1,416,818 including interest) (cost $1,397,000)..................................               1,397,000
                                                                                              ------------
TOTAL INVESTMENT PORTFOLIO, (cost $52,364,547)(d), 140.3%(a)......................              51,941,174
OTHER ASSETS AND LIABILITIES, net (40.3%)(a)......................................             (14,908,144)
                                                                                              ------------
NET ASSETS, 100.0%................................................................            $ 37,033,030
                                                                                              ============

---------------

(a) Percentages are based on net assets.
(b) Some or all of these securities are segregated in connection with the reverse repurchase agreement and/or mortgage dollar rolls.
(c) Collateral for reverse repurchase agreement.
(d) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $423,373, which consist of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $199,563 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $622,936.

PAC    --   Planned Amortization Class
REMIC  --   Real Estate Mortgage Investment Conduit
SEQ    --   Sequential Pay Class
TBA    --   To Be Announced

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $50,967,547)
  (Note 1)..................................................                 $50,544,174
Repurchase agreement (Identified cost $1,397,000) (Note
  1)........................................................                   1,397,000
Cash........................................................                         382
Receivables:
  Interest..................................................                     408,332
Prepaid insurance...........................................                       3,124
                                                                             -----------
        Total assets........................................                  52,353,012
Liabilities
Payables (Note 4):
  Investments purchased, delayed delivery, net (Note 1).....  $15,182,031
  Accrued management fee....................................       95,168
  Accrued administrative fee................................        4,588
  Other accrued expenses....................................       38,195
                                                              -----------
        Total liabilities...................................                  15,319,982
                                                                             -----------
Net assets, at market value.................................                 $37,033,030
                                                                             ===========
Net Assets
Net assets consist of:
  Paid-in capital (Note 1)..................................                 $43,452,222
  Accumulated distribution in excess of net investment
    income..................................................                     (44,443)
  Accumulated net realized loss on investments (Note 1).....                  (5,951,376)
  Net unrealized depreciation on investments................                    (423,373)
                                                                             -----------
Net assets, at market value.................................                 $37,033,030
                                                                             ===========
Net asset value per share ($37,033,030 divided by 3,115,471
  shares of beneficial interest outstanding, no par value)
  (Notes 1 and 2)...........................................                      $11.89
                                                                                  ======

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                            STATEMENT OF OPERATIONS
                         FOR THE SIX MONTH PERIOD ENDED
                                 APRIL 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Investment Income
Income:
  Interest..................................................              $1,264,170

Expenses (Notes 1 and 4):
  Management fee............................................  $ 94,320
  Administrative fee........................................    28,100
  Custodian/Fund accounting fees............................    22,981
  Legal fees................................................    17,834
  Shareholder servicing.....................................    10,638
  Reports of shareholders...................................    10,592
  NYSE fees.................................................     8,085
  Auditing fees.............................................     7,658
  Trustees' fees and expenses...............................     5,294
  Insurance expense.........................................     1,768
  Organization costs........................................       610
  Other.....................................................       162
                                                              --------
        Total expenses before waiver........................   208,042
        Fees waived by Manager (Note 4).....................   (20,886)      187,156
                                                              --------    ----------
Net investment income.......................................               1,077,014
                                                                          ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investments transactions.............                (244,600)
Net decrease in unrealized appreciation of investments
  during the period.........................................              (1,189,703)
                                                                          ----------
        Net loss on investments.............................              (1,434,303)
                                                                          ----------
Net decrease in net assets resulting from operations........              $ (357,289)
                                                                          ==========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE
                                                                SIX MONTH
                                                               PERIOD ENDED         FOR THE
                                                              APRIL 30, 1999       YEAR ENDED
                                                               (UNAUDITED)      OCTOBER 31, 1998
                                                              --------------    ----------------
Increase (decrease) in net assets:
Operations:
  Net investment income.....................................   $ 1,077,014        $ 2,603,939
  Net realized gain (loss) from investment transactions.....      (244,600)           393,538
  Net increase (decrease) in unrealized appreciation of
    investments during the period...........................    (1,189,703)           382,990
                                                               -----------        -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (357,289)         3,380,467
Distribution to shareholders from:
  Net investment income ($0.36 and $0.84 per share,
    respectively)...........................................    (1,121,457)        (2,616,783)
                                                               -----------        -----------
Increase (decrease) in net assets...........................    (1,478,746)           763,684
Net assets, beginning of period.............................    38,511,776         37,748,092
                                                               -----------        -----------
Net assets, end of period (including accumulated
  distribution in excess of net investment loss of $44,443
  at April 30, 1999)........................................   $37,033,030        $38,511,776
                                                               ===========        ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                            STATEMENT OF CASH FLOWS
                 FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
  Dividends and distributions paid in cash..................    $ (1,121,455)
  Proceeds from disposition of mortgage rolls, net..........     (15,267,051)
                                                                ------------
    Cash provided by financing activities...................     (16,388,506)
                                                                ------------
CASH PROVIDED (USED) BY OPERATIONS:
  Net investment income.....................................       1,077,014
  Increase in accrued expenses..............................          53,896
  Decrease in interest receivable...........................          18,158
  Increase in investments payable/receivable, net...........      14,932,812
  Proceeds from disposition of portfolio securities.........      30,345,601
  Purchase of short term securities, net....................        (753,000)
  Purchase of portfolio securities..........................     (29,286,009)
                                                                ------------
    Cash used by operations.................................      16,388,472
                                                                ------------
NET DECREASE IN CASH........................................             (34)
CASH AT BEGINNING OF PERIOD.................................             416
                                                                ------------
CASH AT END OF PERIOD.......................................    $        382
                                                                ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                   FOR THE
                                                  SIX MONTH
                                                 PERIOD ENDED              FOR THE YEARS ENDED OCTOBER 31,
                                                APRIL 30, 1999    --------------------------------------------------
                                                 (UNAUDITED)       1998       1997       1996       1995      1994+
                                                --------------    ------    --------    -------    ------    -------
NET ASSET VALUE, BEGINNING OF THE PERIOD......     $  12.36       $12.12    $  12.17    $ 12.59    $11.99    $ 14.02*
                                                   --------       ------    --------    -------    ------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)....................         0.35         0.84        0.99       1.07      1.17       0.98
  Net realized and unrealized gain (loss) on
    investments...............................        (0.46)        0.24       (0.03)     (0.43)     0.59      (2.04)
                                                   --------       ------    --------    -------    ------    -------
  Total income (loss) from investment
    operations................................        (0.11)        1.08        0.96       0.64      1.76      (1.06)
                                                   --------       ------    --------    -------    ------    -------
LESS DISTRIBUTIONS:
  Dividends from net investment income........        (0.36)       (0.84)       (.99)     (1.06)    (1.15)     (0.91)
  Distributions in excess of net investment
    income....................................           --           --          --         --        --      (0.02)
  Tax return of capital.......................           --           --       (0.02)        --     (0.01)     (0.04)
                                                   --------       ------    --------    -------    ------    -------
  Total distributions.........................        (0.36)       (0.84)      (1.01)     (1.06)    (1.16)     (0.97)
                                                   --------       ------    --------    -------    ------    -------
NET ASSET VALUE, END OF PERIOD................     $  11.89       $12.36    $  12.12    $ 12.17    $12.59    $ 11.99
                                                   ========       ======    ========    =======    ======    =======
MARKET VALUE, END OF PERIOD...................     $10.1875       $10.50    $11.0625    $11.125    $11.75    $11.375
                                                   ========       ======    ========    =======    ======    =======
TOTAL RETURN:
  Per share market value......................          .43%(c)     2.37%       8.61%      3.94%    13.87%    (18.20%)(d)
  Per share net asset value(b)................        (0.91)%(c)    9.39%       8.44%      5.41%    15.78%     (7.75%)(d)
RATIOS AND SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average
    daily net assets (excluding
    interest)(a)..............................         1.00%(e)     1.00%       1.00%      1.00%     1.00%      1.00%(e)
  Ratio of net investment income to average
    daily net assets..........................         5.75%(e)     6.90%       8.37%      8.70%     9.57%      7.99%(e)
  Portfolio turnover rate.....................           66%(c)      161%         62%        47%      150%       163%(e)
  Net assets, end of period ($ millions)......           37           39          38         38        39         37

---------------

 + For the period November 19, 1993 (commencement of operations) to October 31, 1994.
 * Beginning per share amount reflects $15.00, initial public offering price, net of underwriting discounts and offering costs ($.98).
(a) Excludes management fees waived by the Manager of $.01, $.02, $.03, $.03, $.04 and $.02 per share, respectively. The operating expense ratio (excluding interest expense) including such items would be 1.11% (annualized), 1.18%, 1.28%, 1.27%, 1.36% and 1.21% (annualized), respectively.
(b) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period and assumes dividend distributions were reinvested. Per share net asset value return percentage is not an indication of the performance of a shareholder's investment in the Fund due to differences between the market price of the stock and the net asset value of the Fund during the period.
(c) Not annualized.
(d) Return since inception does not include offering costs and is not annualized.
(e) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage U.S. Government Income Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income and its secondary investment objective is capital appreciation. The Fund will seek to achieve these objectives through the active management of a portfolio composed primarily of mortgage-related securities and mortgages. The Fund normally will invest a minimum of 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

        Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers who utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short-term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Reverse Repurchase Agreements: The Fund may borrow by entering into reverse repurchase agreements whereby the Fund sells securities and agrees to repurchase them at a mutually agreed price. Reverse repurchase agreements may be used for leverage purposes as permitted by the prospectus. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked to market daily, having a value no less than the repurchase price (including accrued interest).

        Forward Commitments and When-Issued Securities: Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

        Mortgage Dollar Rolls: The Fund may enter into mortgage dollar rolls principally in to be announced (TBA) securities, in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund accounts for such dollar rolls as a financing transaction and receives compensation as consideration for entering into the commitment to repurchase.

        The compensation is recorded and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at cash renewal without physical delivery of the securities subject to the contract. If the fund enters into closing transactions before the end of the fee roll period, the Fund will accelerate the unamortized portion of the fee.

        Futures Contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into futures contracts, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Upon closing of the contract, the Fund will realize for financial reporting purposes, a gain or loss equal to the difference between the value of the futures contract opened and the futures contract closed. The Fund may be subject to certain risks upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income taxes.

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the

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                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

        identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Statement of Cash Flows: Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at April 30, 1999.

        Other: For the purpose of these financial statements, investment security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

Note 2: FUND SHARES. There was no Fund share activity for the six month period ended April 30, 1999. Shares outstanding remain at 3,115,471.

Note 3: PURCHASES AND SALES OF SECURITIES. For the six month period ended April 30, 1999, purchases, sales and paydowns of U.S. Government securities (excluding short-term investments and mortgage dollar roll transactions) aggregated $29,286,009, $28,636,500 and $1,709,102, respectively.
        Purchases and sales including mortgage dollar roll transactions aggregated $179,319,994 and $163,389,429, respectively.

Note 4: MANAGEMENT, ADMINISTRATIVE, AND TRUSTEES' FEES. Under the Fund's Investment Advisory Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a monthly fee of 0.01667% of average weekly net assets for the preceding period (approximately .20% per annum) plus a fee equal to 4.5% of gross weekly income, computed daily and payable monthly. Under the Fund's Administration Agreement, the Fund will pay the Manager a monthly fee of 0.0125% of average weekly net assets for the preceding period (approximately .15% per annum). The Manager voluntarily reduces such fees in any year to the extent that operating expenses (excluding interest and taxes) of the Fund exceed 1.00% on an annual basis of the Fund's average daily net assets. Under this agreement, management fees of $20,886 were waived for the six month period ended April 30, 1999. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 2001, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $65,892 for the year ended October 31, 1998, if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 2000.

        The Manager also performs Fund Accounting services and charged the Fund $17,721 during the period of which $12,027 was payable as of April 30, 1999.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust, open-end investment companies that are also advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666, an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES. For the year ended October 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to paydown income and market discount, the Fund credited accumulated net realized loss on investments $12,843 and undistributed net investment loss $3,126 and debited paid-in capital $15,969. As of October 31, 1998, the fund has net tax basis capital loss carryforwards of $5,632,684 that may be applied against any realized net taxable gains until the expiration dates of October 31, 2002 ($3,600,470), October 31, 2003 ($1,211,069), October 31, 2004 ($446,153) and October 31, 2005
        ($374,992). The Fund utilized $467,630 of capital loss carryforwards during the current year against net realized gains from investment transactions.

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                      HERITAGE U.S. GOVERNMENT INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 6: PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS. The Fund may enter into reverse repurchase agreements to raise cash without liquidating any portfolio securities. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.

        The Fund may enter into mortgage dollar roll agreements in order to hedge against anticipated changes in interest rates and prices and to enhance the Fund's yield. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place on a later date. There is always a risk that securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

        In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

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HERITAGE U.S. GOVERNMENT INCOME FUND is a member of the Heritage family of funds. Other investment alternatives available to you from Heritage include:

             -   HERITAGE CASH TRUST
                       MONEY MARKET FUND
                       MUNICIPAL MONEY MARKET FUND
             -   HERITAGE CAPITAL APPRECIATION TRUST
             -   HERITAGE INCOME-GROWTH TRUST
             -   HERITAGE INCOME TRUST
                       HIGH YIELD BOND FUND
                       INTERMEDIATE GOVERNMENT FUND
             -   HERITAGE SERIES TRUST
                       AGGRESSIVE GROWTH FUND
                       EAGLE INTERNATIONAL EQUITY PORTFOLIO
                       GROWTH EQUITY FUND
                       MID CAP GROWTH FUND
                       SMALL CAP STOCK FUND
                       VALUE EQUITY FUND

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.